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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) April 21, 1997
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                                Safety 1st, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)



      0-21404                                          04-2836423
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(Commission File No.)                      (I.R.S. Employer Identification No.)


              210 Boylston St., Chestnut Hill, Massachusetts 02167
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               (Address of Principal Executive Offices) (Zip Code)


                                 (617) 964-7744
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 8.   CHANGE IN FISCAL YEAR

         On April 21, 1997, the Company determined to change its fiscal year end from December 31 to the last Saturday in December of each calendar year, unless the next following Saturday shall fall on January 1, in which case the fiscal year shall be the year ending that January 1. The form on which the report covering the transition period will be filed is the Form 10-Q for the period ending June 28, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                     Safety 1st, Inc.
                                              ------------------------------
                                                       (Registrant)






Date  April 30, 1997                          By /s/Michael Lerner
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                                                 Michael Lerner,
                                                 Chief Executive Officer




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